                                                                       EXHIBIT C
NUMBER                                          SHARES
[        ]                                      [        ]

                                UAM FUNDS, INC.

                              [NAME OF PORTFOLIO]

                             TOTAL AUTHORIZED ISSUE
                     [NUMBER] SHARES PAR VALUE ($.001) EACH

                                    CUSIP #:

THIS CERTIFIES THAT
                         SPECIMEN                     ORGANIZED UNDER
                                                      THE LAWS OF THE
                                                      STATE OF MARYLAND

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

          THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE SUB-TRANSFER AGENT. WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                          COUNTERSIGNED AND REGISTERED:
                                                [                      ]
                                                ------------------------
                                                SUB-TRANSFER AGENT AND REGISTRAR

                                                         SPECIMEN
PRESIDENT           TREASURER                   BY
                                                AUTHORIZED SIGNATURE

                                UAM FUNDS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE PORTFOLIO IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE SUB-TRANSFER AGENT OF THE COMPANY AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

          THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.


TEN COM - as tenants in common     UNIF GIFT MIN ACT ________  Custodian _______
                                                      (Cust)             (Minor)
TEN ENT - as tenants by the entireties          under Uniform Gifts to Minor Act

JT TEN - as joint tenants with right of survivorship and not as tenants in common  ______________
                    (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT

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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED PORTFOLIO
WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19___

SIGNATURE GUARANTEED

                                          ______________________________________

_________________________________________________________
(SIGNATURE OF SELLER MUST BE GUARANTEED)